Guggenheim Variable Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated February 3, 2017
to the currently effective Summary Prospectus (the "Prospectus") for Series D (World Equity Income Series) (the “Series”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Effective immediately, Jayson B. Flowers and Evan Einstein, each holding the title of Portfolio Manager with Security Investors, LLC, the investment manager of the Series, are added as portfolio managers of the Series. Farhan Sharaff and Scott Hammond remain portfolio managers of the Series.

Please Retain This Supplement for Future Reference

SUMMEEW-SUP2-0217x0417